As filed with the Securities and Exchange Commission on August 6, 2002
                                                   Securities Act File No. 333-
                                           Investment Company Act File No. 811-

  ----------------------------------------------------------------------------

                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-2
                        (Check appropriate box or boxes)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

                                     and/or

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] Amendment No.

                               -------------------

                          Scudder RREEF REIT Fund, Inc.
               (Exact Name of Registrant as Specified In Charter)

                               -------------------

                            875 North Michigan Avenue
                             Chicago, Illinois 60611
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 888-897-8480

                               Bruce A. Rosenblum
                            Deutsche Asset Management
                                One South Street
                                   BAL01-1806
                            Baltimore, Maryland 21202
                                  410-895-3883
                     (Name and Address of Agent For Service)

                               -------------------

                                  WITH COPY TO:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019

                               -------------------

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                               -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities   Amount Being       Proposed Maximum           Proposed Maximum            Amount of
  Being Registered    Registered(1)   Offering Price Per Unit   Aggregate Offering Price   Registration Fee(1)(2)
-------------------   -------------   -----------------------   ------------------------   ----------------------
Common Stock,          1,000 shares          $ 15.00                 $ 15,000.00                  $ 92.00
$0.01 par value

(1)  As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.
(2)  $92.00 was wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement.

                               -------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

===============================================================================

                   Subject to completion, dated August 6, 2002

PROSPECTUS

                                  SCUDDER RREEF
                                 REIT FUND, INC.

                            __,000,000 COMMON SHARES


     Scudder RREEF REIT Fund, Inc. (the "Fund") is a recently-organized, non-diversified, closed-end management investment company. The Fund's investment adviser is RREEF America, L.L.C., an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Deutsche Asset Management is the global asset management arm of Deutsche Bank AG.

     Investment Objectives. The Fund's primary investment objective is high current income through investment in real estate securities; and its secondary investment objective is capital appreciation.

     Portfolio. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's assets (net assets, plus any borrowings for investment) will be invested in income producing equity securities issued by REITs. See "Investment Objectives and Policies." The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in non-investment grade preferred stock or debt securities (commonly known as "junk bonds") or more than 20% of its total assets in illiquid real estate investments. There can be no assurance that the Fund will achieve its investment objectives. See "Principal Risks of the Fund."

     This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated __________ __, 2002 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page __ of this prospectus. You may request a free copy of the SAI by calling (800) ___-____. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).

     INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE __ OF THIS PROSPECTUS.

                               ------------------

     Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                Per Share         Total
                                                ---------         -----

Public offering price........................    $15.00        $__,000,000
Sales load...................................    $_____        $______,000
Proceeds, before expenses, to the Fund.......    $_____        $______,000

     The underwriters may also purchase up to an additional __00,000 Common Shares at the public offering price, less the sales load, within 45 days after the date of this prospectus to cover over-allotments.

         The Common Shares will be ready for delivery on or about ________ __, 2002.

                               ------------------

                                 [Underwriters]







                               ------------------

     The date of this prospectus is _______ __, 2002.

     Leverage. The Fund intends to use leverage in an effort to increase returns of the Fund. The Fund intends to leverage through the issuance of preferred stock, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Fund's capital after such issuance or borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage -- Leverage Risks."

     No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. [The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol "___."]

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

     Through and including ________ __, 2002 (25 days after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

PROSPECTUS SUMMARY.........................................................5
SUMMARY OF FUND EXPENSES..................................................21
THE FUND..................................................................23
USE OF PROCEEDS...........................................................23
INVESTMENT OBJECTIVES AND POLICIES........................................23
USE OF LEVERAGE...........................................................27
LEVERAGE RISKS............................................................29
INTEREST RATE TRANSACTIONS................................................30
PRINCIPAL RISKS OF THE FUND...............................................31
ADDITIONAL RISK CONSIDERATIONS............................................37
MANAGEMENT OF THE FUND....................................................38
DIVIDENDS AND DISTRIBUTIONS...............................................45
CLOSED-END STRUCTURE......................................................48
POSSIBLE CONVERSION TO OPEN-END STATUS....................................48
REPURCHASE OF SHARES......................................................49
TAXATION..................................................................49
DESCRIPTION OF SHARES.....................................................50
CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS...........52
UNDERWRITING..............................................................54
DIRECT PLACEMENTS.........................................................57
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR........57
REPORTS TO SHAREHOLDERS...................................................57
VALIDITY OF THE SHARES....................................................57
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............58

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal Risks of the Fund."

THE FUND.......................... Scudder RREEF REIT Fund, Inc. (the "Fund") is
                                   a recently organized non-diversified,
                                   closed-end management investment company.

THE OFFERING...................... The Fund is offering __,000,000 shares of common stock ("Common Shares") through a group of underwriters led by [____________]. You must purchase at least 100 Common Shares ($1,500). The underwriters have been granted an option to purchase up to ___00,000 additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $15.00 per share. See "Underwriting." RREEF America, L.L.C. (the "Investment Adviser") or its affiliate will be responsible for (i) all organization expenses and (ii) offering costs (other than the sales load) that exceed $0._ per share of the Fund's Common Shares.

INVESTMENT OBJECTIVES
AND POLICIES...................... The Fund's primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment Objectives and Policies."

                                   Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's assets (net assets, plus any borrowings for investment) will be invested in income producing equity securities issued by REITs. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market, although the Fund may invest in securities for which there is no trading market. The Investment Adviser will seek to identify REITs that, in its view, will provide superior returns to the Fund, focusing on companies with the potential for stock price appreciation and a record of paying dividends. To find these issuers, the Investment Adviser tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Adviser believes will be the most profitable to the Fund. The Investment Adviser also considers the effect of the real estate securities markets in general when making investment decisions. All of the REITs in which the Fund will invest will have a market capitalization greater than $100 million.

                                   A Company is considered a real estate company if, in the opinion of the Investment Adviser, at least 50% of its revenues or 50% of the market value of its assets (at the time its securities are purchased by the Fund) are attributed to the ownership, construction, financing, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income.

                                   The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Investment Adviser may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Adviser, are determined to be of equivalent quality.

                                   The Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities.

                                   All of the Fund's investments will be in securities of U.S. issuers and the Fund will generally not invest more than 10% of its total assets in the securities of one issuer.

                                   There can be no assurance that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies."

INVESTMENT ADVISER................ RREEF America, L.L.C. is the Fund's
                                   investment adviser pursuant to an Investment
                                   Advisory Agreement. The Investment Adviser, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of ______ __, 2002 had approximately $17.4 billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Adviser is managed by 17 principals and employs 600 real estate professionals. The Investment Adviser is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is the largest adviser of combined real property and real estate equity securities globally with more than $36 billion in assets under management. Deutsche Asset Management is the global asset management arm of Deutsche Bank AG. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

                                   For a description of RREEF's performance record managing REIT assets, see "Management of the Fund - - RREEF Performance Record."

                                   Scudder Service Company (the
                                   "Administrator"), an affiliate of the
                                   Investment Adviser, will have responsibility for providing administrative services, and assisting the Fund with operational needs pursuant to an Administration Agreement. See "Management of the Fund -- Administration Agreement."

USE OF LEVERAGE................... The Fund may use leverage through the issuance of preferred stock ("Fund Preferred
                                   Shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 33 1/3% of the Fund's capital after such issuance or borrowing. There is no assurance that the Fund will issue Fund Preferred Shares, commercial paper or engage in borrowing transactions.

                                   Subject to market conditions and the Fund's receipt of a AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after completion of this offering, the Fund intends to offer shares of preferred stock ("Fund Preferred Shares") representing approximately 33 1/3% of the Fund's capital after their issuance. The issuance of Fund Preferred Shares will leverage your investment in Common Shares.

                                   Any issuance of commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Prospectus, commercial paper, notes or borrowings may be collectively referred to as "Borrowings."

                                   The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for holders of Common Shares ("Common Shareholders"). The Fund Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The Fund may seek to protect itself from the risk of increasing dividends or interest expenses resulting from an increase in short-term interest rates by entering into a swap or cap transaction as to all or a portion of the Fund Preferred Shares or any Borrowings. See "Interest Rate Transactions." As long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds Fund Preferred Share dividend rates, as reset periodically, interest on any Borrowings or the payment rate set by any interest rate swap, the investment of the proceeds of the Fund Preferred Shares or any Borrowings will generate more income than will be needed to pay such dividends, interest rate or swap payment. If so, the excess will be available to pay higher dividends to Common Shareholders. If, however, the dividends on Fund Preferred Shares or interest rate on any Borrowings, as modified by any cap, or payment rate set by any interest rate swap, exceeds the rate of return on the Fund's investment portfolio, the return to Common Shareholders will be less than if the Fund had not been leveraged.

                                   The holders of Fund Preferred Shares voting as a separate class will be entitled to elect two members of the Board of Directors of the Fund and in the event that the Fund fails to pay two full years of accrued dividends on the Fund Preferred Shares, the holders of the Fund Preferred Shares will be entitled to elect a majority of the members of the Board of Directors. See "Use of Leverage" and "Description of Shares -- Fund Preferred Shares."

                                   There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful. See "Use of Leverage -- Leverage Risk."

                                   Leverage Risk. Leverage creates two major types of risks for Common Shareholders:

                                   o    the likelihood of greater volatility of
                                        net asset value and market price of
                                        Common Shares because changes in the
                                        value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the Common Shareholders; and

                                   o the possibility either that Common Share income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings varies.

                                   When the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on any Fund Preferred Shares plus the principal amount of any Borrowings).

INTEREST RATE TRANSACTIONS........ In order to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding Fund

                                   Preferred Shares or if the Fund loses its expected AAA/aaa rating on the Fund Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the Fund Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.

                                   See "Use of Leverage" and "Interest Rate
                                   Transactions" for additional information.

PRINCIPAL RISKS OF THE FUND....... The Fund is a non-diversified, closed-end management investment company designed
                                   primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                                   No Operating History. As a recently organized entity, the Fund has no operating history. See "The Fund."

                                   Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                                   Stock Market Risk. Your investment in Common
                                   Shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund, at least 80% of which are traded on a national securities exchange or in the over-the-counter markets. However, the Fund is authorized to invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. The value of the Fund's portfolio securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the stock market risk. See "Use of Leverage -- Leverage Risk."

                                   General Real Estate Risks. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are risks associated with particular sectors of real estate investments, as described below.

                                   o Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

                                   o Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants,
                                   obsolescence and non-competitiveness.

                                   o    Hotel Properties. The risks of hotel
                                        properties include, among other things,
                                        the necessity of a high level of
                                        continuing capital expenditures,
                                        competition, increases in operating
                                        costs which may not be offset by
                                        increases in revenues, dependence on
                                        business and commercial travelers and
                                        tourism, increases in fuel costs and
                                        other expenses of travel, and adverse
                                        effects of general and local economic
                                        conditions. Hotel properties tend to be
                                        more sensitive to adverse economic
                                        conditions and competition than many
                                        other commercial properties.

                                   o    Healthcare Properties. Healthcare
                                        properties and healthcare providers are
                                        affected by several significant factors
                                        including federal, state and local laws
                                        governing licenses, certification,
                                        adequacy of care, pharmaceutical
                                        distribution, rates, equipment,
                                        personnel and other factors regarding
                                        operations; continued availability of
                                        revenue from government reimbursement
                                        programs (primarily Medicaid and
                                        Medicare); and competition on a local
                                        and regional basis. The failure of any
                                        healthcare operator to comply with
                                        governmental laws and regulations may
                                        affect its ability to operate its
                                        facility or receive government
                                        reimbursements.

                                   o    Multifamily Properties. The value and
                                        successful operation of a multifamily
                                        property may be affected by a number of
                                        factors such as the location of the
                                        property, the ability of the management
                                        team, the level of mortgage rates,
                                        presence of competing properties,
                                        adverse economic conditions in the
                                        locale, oversupply, and rent control
                                        laws or other laws affecting such
                                        properties.

                                   Insurance. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund's investment performance.

                                   Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operative effectively.

                                   Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

                                   Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

                                   As of December 31, 2001, the market
                                   capitalization of REITs ranged in size from approximately $1.5 million to approximately $12.5 billion.

                                   See "Principal Risks of the Fund -- General
                                   Risks of Securities Linked to the Real Estate Market."

                                   Lower-rated Securities Risk. Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See "Principal Risks of the Fund -- Risks of Investment in Lower-rated Securities."

                                   Market Price Discount From Net Asset Value.
                                   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the shares will trade at, above or below net asset value. See "Principal Risks of the Fund -- Market Price Discount From Net Asset Value."

ADDITIONAL RISK CONSIDERATIONS.... Portfolio Turnover. We may engage in portfolio trading when considered
                                   appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See "Additional Risk Considerations -- Portfolio Turnover."

                                   Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less than in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any Borrowings may increase. See "Additional Risk Considerations -- Inflation Risk."

                                   Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Additional Risk Considerations -- Non-Diversified Status." See also "Taxation" in the SAI.

                                   Anti-Takeover Provisions. Certain provisions of the Fund's Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Articles of Incorporation and By-Laws" and "Additional Risk Considerations -- Anti-Takeover Provisions."

                                   Recent Developments. As a result of the
                                   terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares, the Fund Preferred Shares and any Borrowings.

                                   Given the risks described above, an
                                   investment in the Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

FEES AND EXPENSES................. The Fund will pay the Investment Adviser a monthly investment advisory fee computed at the annual rate of 0.__% of average daily managed assets (i.e., the net asset value of Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage). The fees payable to the Investment Adviser are higher than the management fees paid by many investment companies, but are comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Adviser has contractually agreed to waive a portion of its investment management fees in the amount of 0.__% of average daily total managed assets for the first 5 fiscal years of the Fund's operations (through December 31, 2006), and in declining amounts for each of the five years thereafter (through December 31, 2011). Based on information compiled by the Investment Adviser from various sources, including Morningstar, Inc., Lipper Inc. and Securities and Exchange Commission filings,for most of this 10 year period, the Investment Adviser expects the Fund's fees and expenses to be lower than most comparable funds.

                                   The Fund will pay the Administrator a monthly administration fee computed at the annual rate of 0.__% of average daily managed assets.

                                   See "Management of the Fund -- Investment
                                   Adviser" and "-- Administrator."

                                   When the Fund is utilizing leverage, the fees paid to the Investment Adviser and Administrator for investment advisory and administration services, respectively, will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of preferred stock, and the principal amount of any outstanding Borrowings used for leverage. The Fund's investment advisory and administration fees and other expenses are paid only by the Common Shareholders, and not by holders of the Fund Preferred Shares. See "Use of Leverage."

LISTING AND SYMBOL................ [The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol "___."]

DIVIDENDS AND DISTRIBUTIONS....... Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on the Fund Preferred Shares or interest payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding Fund Preferred Shares and interest on any Borrowings). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any Fund Preferred Shares, or pay interest on any Borrowings.

                                   Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions.

                                   Following the completion of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the Investment Company Act of 1940, as amended (the "1940 Act"), facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value ("Managed Dividend Policy"). If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. See "Dividends and Distributions."

DIVIDEND REINVESTMENT PLAN........ Shareholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and Distributions" and "Taxation."

CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND REGISTRAR..................... ____________________ will act as custodian, and Scudder Investments Service Company will act as transfer agent, dividend disbursing agent and registrar for the Fund. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

                            SUMMARY OF FUND EXPENSES

     The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately __,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund." The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 33 1/3% of the Fund's total capital (after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to Common Shares and, in footnote 3, as a percentage of managed assets.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Paid by You (as a percentage of offering
       price) (1).....................................           ____%
  Dividend Reinvestment Plan Fees.....................           None

                                                        PERCENTAGE OF NET
                                                       ASSETS ATTRIBUTABLE
                                                       TO COMMON SHARES (3)
                                                      ---------------------
ANNUAL EXPENSES
  Investment Management Fees (2)........................     ____%
  Other Expenses (2)....................................     ____%
  Interest Payments on Borrowed Funds (2)...............     None

  Total Annual Fund Operating Expenses (2) (4)..........     ____%
  Fee Waiver and Expense Reimbursement (Years 1-5)......   (    %) (4)
                                                           -------

  Total Net Annual Expenses (2).........................        %  (4)
                                                           =======
---------------------

(1) The Fund will use a portion of the proceeds of this offering to purchase, immediately after the closing of the offering, REIT common stocks issued in transactions for which __________________ ("__________") has served as placement agent for the issuer ("Direct Placements"). Of the placement agent fees payable to _____________ by the issuers in connection with these Direct Placements, $ has been applied as a credit against sales loads that would otherwise be paid by investors in the Fund thereby reducing the actual sales load paid by Fund investors. All placement agent fees for Direct Placements paid to _____________ which exceed the credit to Fund investors as described above will be retained by ____________ in its capacity as placement agent for such issuers. See "Underwriting" for a more complete description of this sales load credit.

(2) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to approximately 33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fees would be ____%, Other Expenses would be ____%, Interest Payments on Borrowed Funds (assuming an interest rate of ____%, which interest rate is subject to change based on prevailing market conditions) would be ____%, Total Annual Fund Operating Expenses would be ____% and Total Net Annual Expenses would be ____%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $__, $___, $___ and $___, respectively.

(3) Stated as percentages of the Fund's managed assets attributable to both Common Shares and Fund Preferred Shares, the Fund's expenses would be estimated to be as follows:

                                                       PERCENTAGE OF
                                                       MANAGED ASSETS
                                                       --------------
ANNUAL EXPENSES
     Investment Management Fees........................     ____%
     Other Expenses....................................     ____%
     Interest Payments on Borrowed Funds...............     None

     Total Annual Fund Operating Expenses (4)..........     ____%
     Fee Waiver and Expense Reimbursement (Years 1-5)..   (        %) (4)
                                                          ----------

     Total Net Annual Expenses (2).....................            %  (4)
                                                          ==========

(4) RREEF America, L.L.C., the Investment Adviser, has contractually agreed to waive a portion of its fees and expenses in the amount of ____% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first 5 fiscal years of the Fund's operations, ____% of average daily managed assets in year 6, ____% of average daily managed assets in year 7, ____% of average daily managed assets in year 8, ____% of average daily managed assets in year 9 and ____% of average daily managed assets in year 10. The Investment Adviser or an affiliate has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $____ per Common Share (____% of the offering price).

     The following example illustrates the expenses (including the sales load of $____) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of ____% of net assets attributable to Common Shares in years 1 through 5, increasing to ____% in year 10 and (2) a 5% annual return:

                              1 YEAR       3 YEARS        5 YEARS      10 YEARS
                              ------       -------        -------      --------
Total Expenses Incurred......  $___         $___          $___           $___

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in footnote 2 above and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to 33 1/3% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $__; 3 Years $__; 5 Years $__; and 10 Years $___.

                                    THE FUND

     Scudder RREEF REIT Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August __, 2002 and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As a recently-organized entity, we have no operating history. The Fund's principal office is located at 875 North Michigan Avenue, Chicago, Illinois 60611, and its telephone number is (888) 897-8480.

                                 USE OF PROCEEDS

     We estimate the net proceeds of this offering, after deducting (i) all organization expenses and (ii) offering costs (other than the sales load) that do not exceed $___ per share of Common Shares, to be $_________, or $_________ assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under "Investment Objectives and Policies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Adviser or its affiliates and will be repaid by the Fund upon closing of this offering. The Investment Adviser or an affiliate will be responsible for (i) all of the Fund's organization expenses and (ii) offering expenses (other than the sales load) that exceed $____ per share of the Fund's Common Shares.

     Approximately _____% of the net proceeds of the offering (excluding the over-allotment option) is expected to be used to complete the purchase of Direct Placements immediately after the closing of the offering. We estimate that the remaining net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "Investment Objectives and Policies."

                       INVESTMENT OBJECTIVES AND POLICIES

General

     The Fund's primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.

     The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's assets (net assets, plus any borrowings for investment) will be invested in income producing equity securities issued by REITs. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market, although the Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. The Investment Adviser will seek to identify REITs that, in its view, will provide superior returns to the Fund, focusing on companies with the potential for stock appreciation and a record of paying dividends. To find these issuers, the Investment Adviser tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Adviser believes will be the most profitable to the Fund. The Investment Adviser also considers the effect of the real estate securities markets in general when making investment decisions. All of the REITs in which the Fund will invest will have a market capitalization greater than $100 million.

     The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Investment Adviser may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Adviser, are determined to be of equivalent quality. See Appendix A in the SAI for a description of bond ratings. These policies limiting investments in debt securities and in below-investment-grade preferred stocks or debt securities are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the 1940 Act.

     The Fund will invest only in securities of U.S. issuers and generally will not invest more than 10% of its total assets in the securities of one issuer.

     The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus and in connection with interest rate swap or interest rate cap transactions. See "Use of Leverage" and "Interest Rate Transactions." There can be no assurance that the Fund's investment objectives will be achieved.

Investment Strategies

     In making investment decisions on behalf of the Fund, the Investment Adviser relies on a fundamental analysis of each company. The Investment Adviser reviews each company's potential for success in light of the company's current financial condition, its industry and sector position, and economic and market conditions. The Investment Adviser evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

Portfolio Composition

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

     Real Estate Companies. For purposes of our investment policies, a company is a real estate company if, in the opinion of the Investment Adviser, at the time its securities are purchased by the Fund:

     o    at least 50% of its revenues; or

     o    at least 50% of the market value of its assets

     are attributed to the ownership, construction, financing, management or sale of real estate.

     Under normal market conditions, the Fund will invest at least 90% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

     o    common stocks (including REIT shares);

     o    preferred stocks;

     o    rights or warrants to purchase common and preferred stocks; and

     o securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Adviser's view, a significant element of the securities' value.

     The Fund may also invest in equity equivalents, which are securities whose value or return is derived from the value or return of a different security. The Fund may also enter into futures contracts, options on futures contracts and options. For a discussion of these investments, see "_________" in the SAI.

     Real Estate Investment Trusts. The Fund will invest at least 80% of its assets (net assets, plus any borrowings for investment) in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Under current market conditions, the Fund does not intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs, although the percentage of the Fund's assets invested in various types of REITs can vary from time to time.

     Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Adviser's assessment of market conditions.

     Debt Securities. The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

     Lower-rated Securities. The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Adviser to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

     Defensive Position. When the Investment Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

Portfolio Turnover

     The Fund may realize some short-term gains or losses if the Investment Adviser chooses to sell a security because it believes that one or more of the following is true:

     o    A security is not fulfilling its investment purpose;

     o    A security has reached its optimum valuation; or

     o    A particular company or general economic conditions have changed.

     The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.

Other Investments

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objectives and Policies" in the SAI.

                                 USE OF LEVERAGE

     The fund may use leverage through the issuance of Fund Preferred Shares, commercial paper or notes and/or borrowings in an aggregate amount of approximately 33 1/3% of the Fund's capital after such issuance or borrowing.

     The Fund intends to apply for ratings for the Fund Preferred Shares from a nationally recognized statistical rating organization (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates that any Fund share that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA").

     Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. Fund Preferred Shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings will also leverage, and have seniority over, the Common Shares.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See "Description of Shares -- Fund Preferred Shares."

     Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue the Fund Preferred Shares.

     Assuming that the Fund Preferred Shares or Borrowings will represent approximately 33 1/3% of the Fund's capital and pay dividends or interest or payment rate set by an interest rate transaction at an annual average rate of ____%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed ____% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of - 10%, - 5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or Borrowings representing 33 1/3% of the Fund's total capital, a ___% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Fund Preferred Share dividend rate, Borrowing interest rate or payment rate set by an interest rate transaction of ___%. See "Use of Leverage -- Leverage Risks."

Assumed Portfolio Total Return......   (10)%    (5)%     0 %    5%         10%
Common Share Total Return........... (____)% (____)% (____)% ____%       ____%

     Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

     During the time in which the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                 LEVERAGE RISKS

     Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

     Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

     In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See "Interest Rate Transactions."

     Unless and until Fund Preferred Shares are issued or Borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

     In order to reduce the interest rate risk inherent in our underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                           PRINCIPAL RISKS OF THE FUND

     The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History

     The Fund is a newly organized non-diversified closed-end management investment company with no operating history.

Stock Market Risk

     Because prices of equity securities fluctuate from day-to-day, the value of the Fund's portfolio and the price per Common Share will vary based upon general market conditions.

General Risks Of Securities Linked To The Real Estate Market

     The Fund may invest in real estate directly, although it will invest principally in securities issued by real estate companies, including REITs. Because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include:

     o    declines in the value of real estate

     o    risks related to general and local economic conditions

     o    possible lack of availability of mortgage funds

     o    overbuilding

     o    extended vacancies of properties

     o    increased competition

     o    increases in property taxes and operating expenses

     o    changes in zoning laws

     o losses due to costs resulting from the clean-up of environmental problems

     o liability to third parties for damages resulting from environmental problems

     o    casualty or condemnation losses

     o    limitations on rents

     o    changes in neighborhood values and the appeal of properties to tenants

     o    changes in interest rates

     Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund's investment performance.

     Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

     Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Leverage Risk

     The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 33 1/3% of the Fund's capital after their issuance or, alternatively, through Borrowings. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see "Use of Leverage."

Interest Rate Transactions Risk

     The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest Rate Transactions."

Risks Of Investment In Preferred Stocks And Debt Securities

     In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

Risks Of Investment In Lower-Rated Securities

     Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the Investment Adviser to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Market Price Discount From Net Asset Value

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover

     The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Non-Diversified Status

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Anti-Takeover Provisions

     Certain provisions of the Fund's Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change its structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation, and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Articles of Incorporation and By-Laws."

Recent Developments

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the Fund Preferred Shares.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Adviser,

Administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Adviser and the Administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

     RREEF America, L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. RREEF America, L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which as of _____ __, 2002 had approximately $ 17.4 billion in real estate assets under management (including assets in non-securities real estate accounts), of which $__ billion represented assets in real estate securities accounts with offices in Chicago, San Francisco and New York, the Investment Adviser is managed by 17 principals and employs 600 real estate professionals.

     RREEF America, L.L.C. is an affiliate of Deutsche Bank A.G. Deutsche Bank A.G. is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking and insurance. The Investment Adviser is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is the largest adviser of combined real property and real estate equity securities globally with more than $36 billion in assets under management.

     Deutsche Asset Management is one of the world's leading investment management organizations, with approximately $800 billion in assets under management globally as of ______ __, 2002. Deutsche Asset Management's global team of investment professionals is dedicated to serving clients around the clock and across the globe. Investment professionals strive to deliver out-performance and to develop new products to meet clients' investment needs. Deutsche Asset Management is geographically divided into three regions - the Americas, Europe and Asia Pacific, providing the full range of investment management products across the risk/return spectrum.

RREEF Performance Record

     The tables below illustrate the performance of a composite of certain private accounts managed by the Investment Adviser. The composite represents the Investment Adviser's core institutional investment strategy of investing for tax-exempt, fee-paying clients in diversified holdings of U.S.-based, traded real estate companies. Cash and cash equivalents and/or bonds used by the Investment Adviser in place of equities are included in the composite presentation.

     Each of the private accounts in the composite employs policies substantially similar to those of the Fund except that leverage has not been used in any account included in the composite.

     Unlike management of the private accounts included in the composite, the Investment Adviser's management of the Fund is subject to certain regulatory restrictions (e.g., limits on the percentage of assets invested in a single issuer and requirements on distributing income to shareholders) that do not apply to the private accounts. This factor may adversely affect the performance of the Fund and cause it to differ from that of the composite.

     The investment Adviser's composite results have been presented both net and gross of fees, and have not been restated to reflect the Fund's fees and expenses or the imposition of sales loads. The Fund's expenses are expected to be higher than those of the accounts in the composite and, if the Fund's expenses were reflected in the composite, the composite performance would be lower than shown. The composite results do not represent the performance of the Fund, and should not be considered an indication of future performance of the Fund or a substitute for that performance.

                              Time-Weighted Returns
                               as of May 31, 1002

    ----------           ----------         ----------           ----------
     One-Year            Three-Year         Five-Year          Since Inception
                                                                 (07/1993)
      RREEF America, L.L.C.
      Wilshire REIT Index

                           Annual Time-Weighted Returns (%)
                             for the Years Ended December
                1994   1995    1996    1997    1998    1999    2000    2001    05/02
                ----   ----    ----    ----    ----    ----    ----    ----    -----
Investment
 Adviser
--Before fees   5.19   13.71   41.32   25.76  (17.39) (0.53)   31.07   15.64   24.76
--After fees    4.51   12.95   40.42   24.76  (17.95) (1.20)   30.29   14.93   23.99

Wilshire
REIT
Index(1)        2.66   12.24   37.04   19.66  (17.00) (2.57)   31.04   12.35   19.77

NAREIT
Equity
REIT
Index(2)        2.98   14.21   36.41   20.52  (17.53) (4.62)   26.37   13.93   19.76


                                         -40-



(1)  The Wilshire Real Estate Investment Trust Index is [describe].

(2)  The National Association of Real Estate Investment Trusts Equity REIT Index is
     [describe]. The NAREIT Equity REIT Index includes Healthcare.

     The composite results are not required to be, and were not calculated in accordance with, SEC mandated mutual fund performance calculation methodology, but were compute din accordance with standards set by the Association of Investment Management and Research ("AIMR"). The use of the SEC methodology could yield different results. Past performance is not an indication of future results.

     Additional Information About the Composite.
     ------------------------------------------

1. RREEF Securities (the "Firm"), a division of RREEF America L.L.C. has prepared the composite in compliance with the AIMR-PPS for the period July 1, 1993 (the "Inception" of the Composite) through December 31, 2000. The Firm's auditors, Deloitte & Touche, have verified the performance results from Inception through December 31, 2000. AIMR has not been involved with the preparation or review of the performance results.

2. The composite, which has been appropriately weighted for the size of each account, includes all assets of all portfolios that, at a minimum, meet the following criteria:
     o    The Firm has full discretionary investment authority;
     o    Under management for at least one full quarterly reporting period;
     o Follows a common investment strategy based on the Firm's model account; and
     o    Meets a minimum size requirement of $1 million.
     Once a portfolio has met the above criteria, it is included in the composite in the first full quarter under management and through the completion of the last full quarterly reporting period prior to notification from the client of termination. Portfolios that changed investment strategies are transferred between composites in the first full quarterly reporting period the portfolio is managed under the new style. The history of terminated portfolios is included in the composites for all periods prior to termination.

3. The Firm uses a time-weighted, monthly linked rate of return formula, which the Firm believes approximates daily linked rate of return, with adjustments for additions and withdrawals of cash and securities.

4. Performance results have been presented both gross and net of fees. The Firm's fees are calculated as a percentage of average asset value outstanding during the billing period. The Firm's weighted average management fee since inception has been approximately 70 basis points.

5. No Selective periods for presentation have been utilized. Portfolio valuation is based on trade-date accounting.

Investment Advisory Agreement

     Under its Investment Advisory Agreement with the Fund, the Investment Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Adviser also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Adviser.

     For its services under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly management fee computed at the annual rate of ____% of the average daily managed asset value of the Fund. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including administration fees, compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Adviser has contractually agreed to waive a portion of its investment advisory fees in the amount of ____% of average daily total managed assets for the first 5 fiscal years of the Fund's operations, ____% of average daily managed assets in year 6, ____% of average daily managed assets in year 7, ____% of average daily managed assets in year 8, ____% of average daily managed assets in year 9 and ____% of average daily managed assets in year 10. See "Summary of Fund Expenses." When the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of Borrowings for leverage. See "Use of Leverage." Because the fees paid to the Investment Adviser and the Administrator are determined on the basis of the Fund's managed assets, the Investment Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

Investment Management Team

     The fund is managed by an investment management team of portfolio managers, research analysts, and traders from the Securities Division of the Investment Adviser who share ideas and responsibility for managing the Fund's investments. As of the date of this Prospectus, the investment management team had the following nine members:

Karen J. Knudson, Principal
Portfolio Manager, Real Estate Securities
-------------------------------------------------------------------------------

Ms. Knudson has 20 years of real estate experience, specializing in the area of REITs. Prior to joining RREEF, she was Senior Vice President and CFO of Security Capital Group, an advisor at that time to two NYSE listed REITs. Previously, Ms. Knudson was President of Bailard, Biehl and Kaiser Real Estate Investment Trust, a private REIT, in addition to acting as the firm's Director of Real Estate and Research and Portfolio Manager. Ms. Knudson is principal in charge of RREEF Real Estate Securities which manages equity REIT portfolios for institutional investors. Ms. Knudson is an active member of the National Association of Real Estate Investment Trusts "NAREIT" and has served as a member of the Board of Governors.

John F. Robertson, CFA
VP, Portfolio Manager, Real Estate Securities
-------------------------------------------------------------------------------

Prior to joining RREEF, Mr. Robertson was an Assistant Vice President for Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund, a small competitive mutual fund affiliate. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young's Special Services Group, where he specialized in the valuation of all types of income producing real estate. Mr. Robertson holds a CFA designation and is an associate member of NAREIT.

John W. Vojticek
VP, Portfolio Manager, Real Estate Securities
-------------------------------------------------------------------------------

Mr. Vojticek has six years of experience in the real estate securities area. As an undergraduate, Mr. Vojticek's emphasis in Finance involved the analysis of portfolio optimization and option pricing evaluation. Mr. Vojticek is an associate member of NAREIT.

Mark D. Zeisloft, CFA
VP, Portfolio Manager, Real Estate Securities
-------------------------------------------------------------------------------

Mr. Zeisloft has over 12 years of experience in the area of financial and company analysis and holds the CFA designation. Mr. Zeisloft spent his first 11 professional years with The First National Bank of Chicago. Prior to joining RREEF in June, 1996, Mr. Zeisloft held the position of Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division. He is a member of the International Council of Shopping Centers (ICSC) and an associate member of NAREIT.

Matt Belconis
Financial Analyst, Real Estate Securities
-------------------------------------------------------------------------------

Mr. Belconis earned a M.S. degree in Real Estate and Urban Land Economics in 2000 from the University of Wisconsin at Madison where he was an inaugural member of the UW Madison's Applied Real Estate Security Analysis Program. He has also held operational positions at Johnson Trust, NAI-Mooney LeSage Group, and Wisconsin Home Mortgage Corporation.

Marcie L. Hamann
Financial Analyst, Real Estate Securities
-------------------------------------------------------------------------------

Ms. Hamann has seven years of real estate experience. Prior to joining RREEF, she was an independent contractor involved in real estate consulting and appraising. Her assignments included working for the city of Chicago and LaSalle Partners/Bank of America. Previously, Ms. Hamann was associated with Great Lakes Realty Advisory Group, Inc. as an appraiser analyzing and valuing hotels, golf courses, industrial, and other commercial properties throughout the country.

Asad Kazim
Financial Analyst, Real Estate Securities
-------------------------------------------------------------------------------

Mr. Kazim joined RREEF in March of 2002 as a Financial Analyst in the Securities Group. Prior to joining RREEF, Mr. Kazim spent approximately two years as a Financial Analyst at Clarion CRA Securities in Radnor, PA, where his primary responsibilities were supporting the Chief Investment Officers and Senior Analysts with all facets of securities analysis. Mr. Kazim has also interned with Commercial Lending Group of First Union National Bank (Wachovia) and with Valuation Counselors, in the Corporate Finance Group, working on M&A transactions and fairness opinions.

Nem Marjanovic
Financial Analyst, Real Estate Securities
-------------------------------------------------------------------------------

Mr. Marjanovic joined RREEF as a Financial Analyst in Portfolio Management and, after two years in that role, joined the Securities Group. Prior to joining RREEF, Mr. Marjanovic was an Analyst at Jones Lang Wootton Inc. of Canada where he performed portfolio valuations and acquisition advisory work on behalf of large Canadian real estate companies and institutional investors.

Kristin Sztengel
Trader, Real Estate Securities
--------------------------------------------------------------------------------

Before joining RREEF, Ms. Sztengel was an Equity Trader for Harris Bank's Personal Financial Services Group. Prior to that she worked in the Securities Lending Group of Harris Bank's Global Custody Unit. She is a member of the Security Traders Association of Chicago (STAC) as well as the national Security Traders Association (STA).

Administration Agreement

     Scudder Service Company, an affiliate of the Investment Adviser, will enter into an Administration Agreement with the Fund. Under its Administration Agreement with the Fund, the Administrator provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

     Under the Administration Agreement, the Fund pays the Administrator an amount equal to on an annual basis ___% of the Fund's managed assets. As is the case for the Investment Advisory Agreement, when the Fund is utilizing leverage, the fees paid to the Administrator will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any Fund Preferred Shares and the principal amount of borrowings for leverage. See "Use of Leverage."

     _________________ serves as the Fund's custodian and Scudder Investments Service Company has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

                           DIVIDENDS AND DISTRIBUTIONS

Level Rate Dividend Policy

     Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending upon market conditions. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

Managed Dividend Policy

     Following the completion of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Directors will determine to implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Scudder Investments Service Company, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See "Taxation."

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 30 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 800-426-5523.

                              CLOSED-END STRUCTURE

     The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at "net asset value." Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Shares." The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

     The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Articles of Incorporation and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

     Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see "Repurchase of Shares" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See "Taxation" in the SAI for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

     The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

     A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

     Each year, we will notify you of the tax status of dividends and other distributions.

     If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

     We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you

     o    fail to provide us with your correct taxpayer identification number;

     o    fail to make required certifications; or

     o have been notified by the Internal Revenue Service that you are subject to backup withholding.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

     The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                              DESCRIPTION OF SHARES

Common Shares

     The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or Borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "Fund Preferred Shares" below. The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance under the symbol "___." Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under "Fund Preferred Shares" and "Certain Provisions of the Articles of Incorporation and By-Laws" and above under "Possible Conversion to Open-End Status" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

Fund Preferred Shares

     Of the 250,000,000 shares the Fund is authorized to issue, 10,000,000 shares are classified as Fund Preferred Shares, $.01 par value . The Fund's Articles of Incorporation authorize the Board of Directors, without approval of the Common Stockholders, to determine the designation of and to set the terms of the Fund Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption prior to issuance. The Fund Preferred Shares may be issued in series.

     The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 33 1/3% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

     Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than Borrowings, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 33 1/3% of the value of the Fund's total assets less liabilities other than Borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

     Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

     Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

     Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of Leverage."

     The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

     As of the date of this prospectus, __________________ owned of record and beneficially 7,000 shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

         CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

     The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 80% of the outstanding shares of the Fund entitled to vote on the matter.

     The affirmative vote of at least 80% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's Common Stock and Preferred Stock entitled to be cast thereon, each voting as a separate class, by the shareholders of the Fund unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's Common Stock and Preferred Stock entitled to be cast thereon, each voting as a separate class, by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs.

     The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's Common Stock and Preferred Stock entitled to be cast thereon, each voting as a separate class, by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

          (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

     However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 80% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

     The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the purchase agreement dated ________ __, 2002 each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                   NUMBER OF
                   UNDERWRITER                                   COMMON SHARES
                   -----------                                   -------------

...............................................

                                                                 -------------

                   Total.........................                   ,000,000
                                                                 =============

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.___ per share. The sales load investors in the Fund will pay of $.___ per share is equal to ___% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.___ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                          PER         WITHOUT          WITH
                                         SHARE        OPTION          OPTION

Public offering price...............    $15.00     $___,000,000     $_________
Sales load..........................    $._____    $__________      $_________
Proceeds, before expenses, to the Fund..$ _____    $__________      $_________

     The expenses of the offering are estimated at $______ and are payable by the Fund. The Investment Adviser or an affiliate has agreed to pay (i) all organizational expenses and (ii) offering costs of the Fund (other than sales load) that exceed $0.__ per share of the Fund's Common Shares.

     The Fund has granted the underwriters an option to purchase up to _00,000 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

     Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in our Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

     Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The Fund will use ____% of the net proceeds of this offering (excluding the over-allotment option) to purchase, immediately after the closing of this offering, REIT common stock issued in transactions for which ______________ has served as placement agent for the issuer. See "Direct Payments." A portion of the placement agent fees payable to ____________ by the issuers in connection with these Direct Placements has been applied as a credit against sales loads that would otherwise be paid by investors in the Fund. The effect of this sales load credit is to reduce the sales load payable by Fund investors from 4.5% to ___% and will result in an initial net asset value of $____, before deduction of organization and offering expenses. However, the underwriters will in any case receive compensation equal to 4.5% of the initial offering price as a result of receiving a combination of the actual sales load paid by Fund investors and the portion of the placement agent fees paid from ____________ to the underwriters.

     The Investment Adviser has also agreed to pay from its own assets an additional commission to _____________. This additional commission will be payable quarterly at the annual rate of 0.10% of the Fund's managed assets during the continuance of the Investment Management Agreement or other advisory agreement between the Investment Adviser and the

Fund. The total amount of these additional commission payments will not exceed 5% of the total price to public of the Common Shares offered hereby; provided, that in determining when the maximum additional commission amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. __________ has agreed to provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis, and ___________ has additionally agreed to (i) provide to the Investment Adviser relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries and (ii) at the request of the Investment Adviser, provide information to and consult with representatives of the Investment Adviser with respect to applicable strategies designed to address market value discounts, if any.

                                DIRECT PLACEMENTS

     As of the date of this prospectus, the Fund has entered into binding Direct Placement contracts with the following companies:

                                         PRICE PER SHARE            TOTAL COST
                NAME OF ISSUER            TO PORFOLIO              TO PORTFOLIO
                --------------            -----------             ------------
.........................................   $                      $






                                                                  ----------
                  Total................                          $==========


       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     _____________________, whose principal business address is
_____________________, has been retained to act as custodian of the Fund's investments and Scudder Investments Service Company, whose principal business address is _____________________, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor Investors Fiduciary Trust Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                             REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to its shareholders.

                             VALIDITY OF THE SHARES

     The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher, New York, New York, and certain other legal matters will be passed on for the underwriters by _______________, New York, New York. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher and ___________________ may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies.............................
Use of Leverage................................................
Investment Restrictions........................................
Management of the Fund.........................................
Compensation of Directors and Certain Officers.................
Investment Advisory and Other Services.........................
Portfolio Transactions and Brokerage...........................
Determination of Net Asset Value...............................
Repurchase of Shares...........................................
Taxation.......................................................
Performance Information........................................
Counsel and Independent Accountants............................
Additional Information.........................................
Statement of Assets and Liabilities............................
Ratings of Investments (Appendix A)............................A-1

                                __,000,000 SHARES

                                  SCUDDER RREEF
                                 REIT FUND, INC.

                                  COMMON SHARES

                                   PROSPECTUS

                                 [UNDERWRITERS]





                               _________ __, 2002

                   Subject to completion, dated August 6, 2002

                                  SCUDDER RREEF
                                 REIT FUND, INC.

                            875 North Michigan Avenue
                             Chicago, Illinois 60611
                                  888-897-8480

-------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                 ______ __, 2002

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SCUDDER RREEF REIT FUND, INC., DATED ______ __, 2002, AS SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.
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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

INVESTMENT OBJECTIVES AND POLICIES..........................................3
USE OF LEVERAGE.............................................................5
INVESTMENT RESTRICTIONS.....................................................8
MANAGEMENT OF THE FUND.....................................................10
COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS.............................10
INVESTMENT ADVISORY AND OTHER SERVICES.....................................12
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................14
DETERMINATION OF NET ASSET VALUE...........................................15
REPURCHASE OF SHARES.......................................................16
TAXATION...................................................................17
PERFORMANCE INFORMATION....................................................23
COUNSEL AND INDEPENDENT ACCOUNTANTS........................................26
ADDITIONAL INFORMATION.....................................................26
REPORT OF INDEPENDENT ACCOUNTANTS..........................................28
 RATINGS OF INVESTMENTS (Appendix A).....................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

     Scudder RREEF REIT Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on August __, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
                ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

     The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

Investments in Real Estate Companies and Real Estate Investment Trusts

     It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ("REITs").

Real Estate Companies

     For purposes of our investment policies, a company is a real estate company if, in the opinion of the Fund's investment adviser, at the time its securities are purchased by the Fund, at least 50% of its revenues or at least 50% of the market value of its assets are attributed to the ownership, construction, financing, management or sale of real estate.

Real Estate Investment Trusts

     A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 80% of the Fund's net assets, plus any borrowings for investment, will be invested in income producing equity securities of REITs.

Preferred Stocks

     Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the assessment of RREEF America, L.L.C. (the "Investment Adviser") of market conditions.

Lower-Rated Securities

     Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may invest no more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. In addition, the Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

Illiquid Securities

     A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. At least 80% of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, and up to 20% of the Fund's assets may be invested in illiquid investments, including direct investments in real estate and privately-negotiated equity or debt securities.

Cash Reserves

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

     In entering into a repurchase agreement for the Fund, the Investment Adviser will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                                 USE OF LEVERAGE

     The Fund may use leverage through the issuance of preferred stock ("Fund Preferred Shares"), commercial paper or notes and/or borrowing. Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. Any issuance of commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Statement of Additional Information, commercial paper, notes or borrowings may be collectively referred to as "Borrowings".

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares. See "Description of Shares -- Fund Preferred Shares" in the Prospectus.

     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue the Fund Preferred Shares.

     During the time in which the Fund is utilizing leverage, the fees paid to the Investment Adviser and to the Fund's administrator for investment advisory and administrative services, respectively, will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Leverage Risk

     Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

     Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

     In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

     Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

Interest Rate Transactions

     In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Adviser will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             INVESTMENT RESTRICTIONS

     The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

     The Fund may not:

     1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; in addition to the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

     2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

     3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or hold and sell mortgages on real estate, which, in the case of mortgages, are acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

     4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in futures contracts, options thereon and such similar instruments and may invest in securities or other instruments backed by physical commodities;

     5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

     6. Purchase preferred stock and debt securities rated, at the time of investment, below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

     7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

     8. Enter into short sales unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contract and options are not deemed to constitute selling securities short;

     9. Invest in the securities of a non-U.S. issuer;

     10. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

     11. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

     12. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     13. Invest for purposes of exercising control over management.

     The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 13 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

     Fund Name. The Fund plans, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of

REITs, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later. If market fluctuations or shareholder actions cause the Fund's investments to fall below the name policy limit, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Adviser believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Adviser, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Adviser and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of ______ __, 2002, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

     The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director or officer of one or more other investment companies advised by an affiliate of the Investment Adviser. An asterisk (*) has been placed next to the name of each Director who is an "interested person" of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Adviser.

                           POSITION(S) HELD          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH FUND              DURING THE PAST 5 YEARS
---------------------         ---------              -----------------------




                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending [December 31], 2002 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended [December 31], 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $_____, and a fee of $___ for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                       TOTAL
                                                AGGREGATE          COMPENSATION
                                              COMPENSATION         COMPLEX PAID
NAME OF PERSON, POSITION OF FUND DIRECTORS      FROM FUND          TO DIRECTORS
------------------------------------------      ---------          ------------




*     Member of the Audit Committee.

** "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with the Investment Adviser.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

     RREEF America, L.L.C., an affiliate of DB Real Estate, with offices located at 875 North Michigan Avenue, Chicago, Illinois 60611, is the Investment Adviser to the Fund.

     Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

     Under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly management fee computed at the annual rate of 0.__% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund.

     The Investment Advisory Agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution, and for as long thereafter as its continuance is specifically approved, at least annually by (1) the Fund's Board of Directors, or by the vote of a majority of outstanding votes (as defined in the 1940 Act) and (2) the vote of a majority of the Directors of the Fund who are not parties to the agreement or interested persons of the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Advisory Agreement provides that it may be terminated at any time without payment of any penalty by the Fund's Board of Directors, or by a vote of a majority of outstanding votes, on 60 days' written notice to the Investment Adviser, and that it shall be automatically terminated if it is assigned.

     The Investment Advisory Agreement provides that the Investment Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Investment Advisory Agreement also provides that the Investment Adviser and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or the Fund, or in different amounts and at different times for more than one but less than all clients or the Fund. In addition, purchases or sales of the same security may be made for two or more clients or the Fund on the same date. Such transactions will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund.

ADMINISTRATIVE SERVICES

     Pursuant to an Administration Agreement, Scudder Service Company (the "Administrator") performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Administrator an amount equal to, on an annual basis, 0.__% of the Fund's managed assets.

Custodian and Transfer and Dividend Disbursing Agent

     ____________ ("_______"), which has its principal business office at
____________, has been retained to act as custodian of the Fund's investments and Scudder Investments Service Company ("SISC"), which has its principal business office at __________, as the Fund's transfer and dividend disbursing agent. Neither ______ nor SISC has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

Code of Ethics

     The Fund, Investment Adviser and the Fund's principal underwriters have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Adviser, among other things, prohibit portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The codes of ethics of the principal underwriters permit personnel of these firms that are subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Privacy Policy

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

     The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

     The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Adviser. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Adviser's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Adviser and is available for the benefit of other accounts advised by the Investment Adviser and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Adviser's expenses, it is not possible to estimate its value and in the opinion of the Investment Adviser it does not reduce the Investment Adviser's expenses in a determinable amount. The extent to which the Investment Adviser makes use of statistical, research and other services furnished by brokers is considered by the Investment Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                              REPURCHASE OF SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at or below net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those Acts.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York

Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to or near their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

     The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable
year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt interest each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar-year distribution requirement.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income.

Distributions

     Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested in additional shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs and other regulated investment companies), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated by the Fund as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount of the net capital gain retained. In such case, it will designate the retained amount of the net capital gain as undistributed capital gains in a notice to its shareholders who will each be treated as having received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Fund Shares

     Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Nature of Fund's Investments

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Original Issue Discount Securities

     Investments by the Fund in zero coupon or other discount securities will result in the Fund realizing taxable income equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities in order to be able to make distributions to its shareholders.

Investment in Real Estate Investment Trusts

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Backup Withholding

     The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

     U.S. taxation of a foreign shareholder depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder. For this purpose, a foreign shareholder is any beneficial owner of shares that is not (i) a citizen or resident of the U.S., (ii) a corporation or partnership (or other entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in, or under the laws of, the U.S., any state thereof or the District of Columbia (unless in the case of a partnership, Treasury Regulations are promulgated that provide otherwise), (iii) an estate the income of which is includable in gross income for US. federal income tax purposes regardless of its source, or (iv) a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, all as defined in Section 7701(a)(30) of the Code and the Treasury Regulations promulgated thereunder.

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or any applicable lower tax treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation -- Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not generally be subject to U.S. tax. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a 30% U.S. tax on such capital gain dividends and undistributed capital gains. In this regard, shareholders who are individuals should be aware that this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual who is present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes, in which case he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax.

     Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, in which case the gain would be subject to the 30% U.S. tax described in the preceding paragraph or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner if it were "effectively connected with a U.S. trade or business" carried on by the foreign shareholder as described below and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions by the Fund of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the rates which are applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. In addition, foreign shareholders will be required to submit certain certifications to the Fund in order to establish their entitlement to exemptions from U.S. withholding taxes and to the benefits of any applicable tax treaty.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies" portfolio securities.

Average Annual Total Return

     The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                              P(1 + T) `pp'n = ERV

Where:      P =  a hypothetical initial payment of $1,000
            T =  average annual total return
            n =  number of years
          ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b
                            -------------------------
                              2[(cd + 1)`pp'6 - 1]

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

Income Potential



REITs may offer attractive dividend yields.

                      Current Yield as of December 31, 2001

                                                     Dow Jones
Equity REITs  30-Year Treasury  10-Year Treasury   Utility Index   S&P 500 Index
   7.1%             5.5%              5.1%               4.2%            1.4%

Source: NAREIT, Bloomberg

Total Return Potential


Historically, REITs have provided solid total returns.

                      Current Yield as of December 31, 2001

                                          Dow Jones
            Equity REITs Utility Index  S&P 500 Index      NASDAQ  International
1 Year          14%          -26%            -12%           -21%        -21%
5 Years          6%            9%             11%             9%          1%
10 Years        12%            8%             13%            13%          5%

Source: NAREIT, Bloomberg

Portfolio Diversification Potential



REITs can provide portfolio diversification due to their low correlation with other assets.

                                  Correlations
                        Ten Years Ended December 31, 2001

           Dow Jones
REITs    Utility Index   S&P 500 Index   International    NASDAQ       Bonds
 1.0          0.32           0.26           0.20           0.15         0.13

Source: Ibbotson

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. REITs are represented by the National Association of Real Estate Investment Trust ("NAREIT") Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not the Fund's performance and the Fund will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee that Fund performance will equal or exceed Equity REIT Index performance.

     The Standard and Poor's 500 Composite Index ("S&P 500") is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. The NASDAQ Composite Index is a broad based capitalization weighted index of all NASDAQ national market and small-cap stocks.

     International Index, represented by the MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australia, Far East), is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Bonds, represented by the Salomon Brothers Broad Investment Grade

     Bond Index (BIG), is designed to cover the investment grade universe of bonds issued in the United States. The BIG index includes institutionally traded U.S. Treasury, Government-sponsored (U.S. agency and supra-national), mortgage and corporate securities, and provides a reliable and fair benchmark for the investment grade bond portfolio manager.

     The Dow Jones Utilities Average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

     Correlation coefficients are based on monthly return data. Treasury securities are backed by the full faith and credit of the U.S. Government, while real estate securities are not.

     Past performance is no guarantee of future results.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Willkie Farr & Gallagher serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019. ___________ have been appointed as independent accountants for the Fund. The statement of assets and liabilities of the Fund as of _______ __, 2002 and the statement of operations of the Fund for the one day then ended included in this statement of additional information has been so included in reliance on the report of ____________, New York, New York, independent accountants, given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                          SCUDDER RREEF REIT FUND, INC.
            STATEMENT OF ASSETS AND LIABILITIES AS OF ______ __, 2002

Assets:
     Cash..........................................................
     Deferred Offering Costs.......................................
     Receivable from adviser.......................................

          Total Assets.............................................
Liabilities:
     Accrued expenses..............................................
     Payable for organization costs................................

Total Liabilities..................................................

Net Assets applicable to 7,000 shares of $.001 par value common stock outstanding................................................

Net asset value per Common Shares outstanding ($______ divided by 7,000 Common shares outstanding)..............................

                             STATEMENT OF OPERATIONS
                      FOR THE ONE DAY ENDED ______ __, 2002

INVESTMENT INCOME.................................................. $ --
Expenses:
     Organization costs............................................
     Expense reimbursement.........................................

          Total expenses...........................................   --

Net investment income.............................................. $ --

Notes to Financial Statements

Note 1: Organization

     Scudder RREEF REIT Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August __, 2002 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ("Shares") under the Securities Act of 1933, and the sale of 7,000 shares ("Initial Shares") for $______ to____________ (the "_____"). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

     _________________ has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.0_ per Common Share.

Note 2: Accounting Policies

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3: Investment Advisory Agreement

     The Fund has entered into an Investment Advisory Agreement with RREEF America, L.L.C. (the "Investment Adviser"), under which the Investment Adviser will provide investment advisory services for the Fund. For providing these services, the Investment Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.__% of the average daily managed assets. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

     In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Investment Adviser has contractually agreed with the Fund to waive a portion of its fees in the amount of 0.__% of average daily managed assets for the first 5 years of the Fund's operations, 0.__% of average daily managed assets in year 6, 0.__% of average daily managed assets in year 7, 0.__% of average daily managed assets in year 8, 0.0_% of average daily managed assets in year 9 and 0.0__% of average daily managed assets in year 10. The Adviser will not reimburse the Fund for any portion of its fees beyond December 31, 2012.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of SCUDDER RREEF REIT FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Scudder RREEF REIT Fund, Inc. (the "Fund") at ______ __, 2002 and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

[                 ]
New York, New York
______ __, 2002

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

           Description of certain ratings assigned by S&P and Moody's:

S&P

Long-Term

     "AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     "N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

Short-Term

     "A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

     "C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-Term

     "Aaa" -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds rated "Aa" are judged to be of high quality by all standards.

Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     "Baa" -- Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Preferred Stock

     Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

     These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     "aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

     "ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     "caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     "ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     "c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Prime Rating System (Short-Term)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as "D".

Characters normally expressed as superscript shall be preceded by "pp".

                                     PART C

                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

(1) Financial Statements:
    Part A -- None
    Part B -- Report of Independent Accountants*

(2) Exhibits:

    (a)   Articles of Incorporation.
    (b)   By-Laws.
    (c)   Not applicable.
    (d)   Form of specimen share certificate.*
    (e)   Dividend Reinvestment Plan.*
    (f)   Not applicable.
    (g)   Form of Investment Advisory Agreement.*
    (h)   Form of Underwriting Agreement.*
    (i)   Not applicable.
    (j)   Form of Custodian Agreement.*
    (k)   (i)  Form of Transfer Agency, Registrar and Dividend Disbursing Agency
               Agreement.*
          (ii) Form of Administration Agreement.*
    (l)   (i)  Opinion and Consent of Willkie Farr & Gallagher.*
          (ii) Opinion and Consent of Venable, Baetjer and Howard, LLP*
    (m)   Not applicable.
    (n)   Consent of Independent Accountants.*
    (o)   Not applicable.
    (p)   Purchase Agreement.*
    (q)   Not applicable.
    (r)   (i)  Code of Ethics of the Fund.*
          (ii) Code of Ethics of the Investment Manager.*
    (s)   Power of Attorney.*





--------

* To be filed by Amendment.

ITEM 25. Marketing Arrangements

                See Exhibit 2(h).

ITEM 26. Other Expenses of Issuance and Distribution

     The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

     SEC Registration Fees................................      $
     New York Stock Exchange Listing Fee..................      $
     Printing and Engraving Expenses......................      $
     Legal Fees and Expenses..............................      $
     Auditing Fees and Expenses...........................      $
     NASD Fees............................................      $
     Miscellaneous........................................      $___________
     Total                                                      $
                                                                 ===========

ITEM 27. Persons Controlled By Or Under Common Control

                  None.

ITEM 28. Number Of Holders Of Securities
                                                          Number of Record
          Title of Class                                      Holders
          -----------------------------------------     --------------------
          Common Stock, par value, $.01 per share.......        None

ITEM 29. Indemnification

     The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

     Article Twelfth of the Articles of Incorporation of the Registrant further provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors, and may do so to such further extent as is consistent with law. In addition, the Registrant shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that such advances of expenses are permitted by the Maryland General Corporation Law, the Securities Act of 1933 and the Investment Company

Act of 1940. Finally, the Board of Directors may by By-Law, resolution, agreement or otherwise make further provision for indemnification of directors, officers, employees or agents of the Registrant to the fullest extent permitted by the Maryland General Corporation Law.

     The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment.

     Reference is also made to the Investment Advisory Agreement, filed as Exhibit (g) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto.

     Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. Business and Other Connections of Investment Adviser

     The description of the Investment Adviser under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-____) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Investment Adviser, 875 North Michigan Avenue, Chicago, Illinois 60611; the Registrant's Administrator __________, at ____________; the Registrant's transfer agent, Scudder Investments Service Company, at ______________ and the Registrant's Custodian, _____________ at
___________________.

ITEM 32. Management Services

                Not applicable.

ITEM 33. Undertakings

     (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and State of Maryland, on the 6th day of August 2002.

                                             SCUDDER RREEF REIT FUND, INC.

                                             By: /s/ Richard T. Hale
                                                ------------------------------
                                                Name:   Richard T. Hale
                                                Title:  Chairman and President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                       TITLE                          DATE
----------------------   ------------------------------        ---------------
/s/ Richard T. Hale      Chairman and President                August 6, 2002
----------------------
Richard T. Hale          (Chief Executive Officer)
                         and Director

/s/ Gary French          Treasurer (Chief Financial Officer)   August 6, 2002
----------------------
Gary French